Exhibit 10.2

AMENDMENT LETTER

December 21, 2001

Saks Incorporated

750 Lakeshore Parkway

Birmingham, Alabama 35211

Each of the Lenders Party

to the Credit Agreement

Referenced Below

Re:	Amendment No. 1 to Credit Agreement

Reference is hereby made to that certain Credit Agreement dated as of November 20, 2001 among Saks Incorporated, a Tennessee corporation (the “Borrower”), Bank of America, N.A., as Agent (the “Agent”), and the Lenders party thereto (the “Lenders”). Capitalized terms not defined herein shall have the meanings given such terms in the Credit Agreement.

The Agent, the Borrower, and the Lenders party hereto have determined that the terms of the Credit Agreement set forth in certain negative covenants do not reflect the full understanding of the parties thereto and have agreed to amend the Credit Agreement to reflect the correct terms thereof.

The Agent, the Borrower, and the Lenders party hereto hereby agree that (a) Section 7.8(a) the Credit Agreement is hereby amended by inserting a new sentence at the end thereof which shall read as follows:

Notwithstanding the foregoing, for the purposes of Section 7.8(a)(v) and (vi), the term “Fiscal Year” shall mean, with respect to Fiscal Year 2001, only the fourth fiscal quarter of Fiscal Year 2001 and there shall not be carried forward from such Fiscal Year any amounts not realized and otherwise permitted to be carried forward pursuant to the terms of this section.

and (b) Section 7.18 the Credit Agreement is hereby amended by inserting a new sentence at the end thereof which shall read as follows:

Notwithstanding the foregoing, for Fiscal Year 2001 only, the Borrower may make or incur Capital Expenditures in an amount not to exceed $275,000,000, however, none of the amounts otherwise permitted to be carried forward from such Fiscal Year pursuant to the terms of this section shall be carried forward to any Fiscal Year after Fiscal Year 2001.

Each of the Guarantors joins in the execution of this Letter for the purposes of consenting to the amendments to the Credit Agreement contained herein.

Each of the Lenders party hereto acknowledges and agrees that the changes to the Credit Agreement set forth herein will be reflected in each certificate delivered pursuant to the terms of Section 5.2(d) of the Credit Agreement and any deviation from the form of Exhibit J to the Credit Agreement as a consequence thereof shall not be deemed substantial.

This letter may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

BANK OF AMERICA, N.A., as Agent

By:	/s/ Patrick Wilson
Name:	Patrick Wilson
Title:	Senior Vice President

This Letter is hereby agreed to by the parties signatory below:

SAKS INCORPORATED

By:	/s/ Charles J. Hansen
Name:	Charles J. Hansen
Title:	Senior Vice President

GUARANTORS:

CARSON PIRIE HOLDINGS, INC.

MCRAE’S, INC.

MCRAE’S OF ALABAMA, INC.

PARISIAN, INC.

SAKS & COMPANY

SAKS DIRECT, INC.

SAKS DISTRIBUTION CENTERS, INC.

SAKS FIFTH AVENUE DISTRIBUTION COMPANY

SAKS FIFTH AVENUE, INC.

SAKS WHOLESALERS, INC.

SAKSFIFTHAVENUE.COM, INC.

SAKS FIFTH AVENUE OF TEXAS, INC.

SAKS HOLDINGS, INC.

TEX SFA, INC.

SCCA STORE HOLDINGS, INC.

HERBERGER’S DEPARTMENT STORES, LLC

JACKSON LEASING, LLC

MCRIL, LLC

NEW YORK CITY SAKS, LLC

SCCA, LLC

SCIL, LLC

SFAILA, LLC

SAKS FIFTH AVENUE TEXAS, L.P.

PMIN GENERAL PARTNERSHIP

    BY: Parisian, Inc., a General Partner

MCRAE’S STORES PARTNERSHIP

    BY: McRae’s, Inc., a General Partner

By:	/s/ Charles J. Hansen
Name:	Charles J. Hansen
Title:	Senior Vice President

LENDERS:

BANK OF AMERICA, N.A., as Lender
By:	/s/ Patrick Wilson
Name:	Patrick Wilson
Title:	Senior Vice President
CITIBANK, N.A.
By:	/s/ Jim Williams
Name:	Jim Williams
Title:	Vice President
LASALLE BUSINESS CREDIT, INC.
By:	/s/ Lawrence P. Garni
Name:	Lawrence P. Garni
Title:	Senior Vice President
IBJ WHITEHALL BUSINESS CREDIT CORPORATION
By:	/s/ Christopher Hill
Name:	Christopher Hill
Title:	Vice President
THE PROVIDENT BANK
By:	/s/ Cary Sierzputowski
Name:	Cary Sierzputowski
Title:	Vice President

FLEET NATIONAL BANK
By:	/s/ Bethann Halligan
Name:	Bethann Halligan
Title:	Managing Director
AMSOUTH BANK
By:	/s/ Stephen V. Mangiante
Name:	Stephen V. Mangiante
Title:	Attorney-in-Fact
SIEMENS FINANCIAL SERVICES, INC.
By:	/s/ Frank Amodio
Name:	Frank Amodio
Title:	Vice President
THE BANK OF NEW YORK
By:	/s/ Howard F. Bascom, Jr.
Name:	Howard F. Bascom, Jr.
Title:	Vice President
TRANSAMERICA BUSINESS CAPITAL
CORPORATION
By:	/s/ Deborah A. Ramsey
Name:	Deborah A. Ramsey
Title:	Vice President

FOOTHILL CAPITAL CORPORATION
By:	/s/ Juan Barrera
Name:	Juan Barrera
Title:	Assistant Vice President
FIRST TENNESSEE BANK NATIONAL
ASSOCIATION
By:	/s/ Todd Brown
Name:	Todd Brown
Title:	Vice President
BANK ONE, N.A.
By:	/s/ Debora K. Oberling
Name:	Debora K. Oberling
Title:	First Vice President
FIRST UNION NATIONAL BANK
By:	/s/ Richard J. Preskenis
Name:	Richard J. Preskenis
Title:	Vice President
THE CIT GROUP/BUSINESS
CREDIT, INC.
By:	/s/ Arthur R. Cordwell, Jr.
Name:	Arthur R. Cordwell, Jr.
Title:	Vice President

GENERAL ELECTRIC CAPITAL
CORPORATION
By:	/s/ Ronald J. Banks
Name:	Ronald J. Banks
Title:	Duly Authorized Signatory
PNC BUSINESS CREDIT
By:	/s/ Manuel R. Borges
Name:	Manuel R. Borges
Title:	Assistant Vice President
UPS CAPITAL CORPORATION
By:	/s/ Scott Mower
Name:	Scott Mower
Title:	Managing Director, ABL